Exhibit 99.1

Turning Technology to Your Advantage

FORWARD-LOOKING INFORMATION

Information in this presentation, which is not historical, includes forward-looking statements made pursuant to the safe harbor provisions of the Private Securities Litigation Reform Act of 1995. A number of forward-looking statements are contained in this presentation, including, but not limited to, HEI’s Q3 2003 Operating Plan, Q4 2003 Operating Plan, 2004 Operating Plan,estimated growth in HEI-served markets, anticipated sales growth and market share growth, and estimated revenue. All such forward-looking statements involve risks and uncertainties--including, without limitation, adverse business or market conditions, the ability of HEI to secure and satisfy customers, the availability and cost of materials from HEI’s suppliers, adverse competitive developments, changes in or cancellation of customer requirements, and other risks detailed from time to time in HEI’s SEC filings—which could cause actual results to differ materially from the forward-looking statements.

HEI, Incorporated

HEI, Inc. designs and manufactures Microelectronics, Subassemblies and System Solutions for leading OEMs in the Medical Device and Communications Marketplaces. HEI uses proprietary technology and proprietary processes to create unique solutions for our customers’ product development and manufacturing requirements.

Customers hire HEI because we are leading edge in designing and manufacturing products that help them, in turn, deliver better products faster and cheaper than they could do by themselves.

Turning Technology to Your Advantage

HEI — A Brief Perspective

1.	Former management team acquisition focused, purchasing companies and establishing new capabilities.

2.	Invested heavily in plant and equipment

3.	No vision for single, integrated company — 4 separate divisions, 6 facilities

4.	Sales dropped from $44M to $28M with eight consecutive loss quarters. Burned through $13M in cash

5.	New CEO in March ‘03 establishing a cohesive management team

6.	Created one HEI — a single entity focused on serving large OEMS with design & manufacturing services

7.	Business plan in-place addressing sales growth, optimized resource allocation and profitability

8.	Q3 ‘03 Cash flow neutral. Q4 ‘03 cash flow positive. Profitability forecast for FY `04

HEI Advantages / Core Competencies

Fully integrated medical oriented outsource business from substrate through hardware to software:

—	Reduced time risk to market — integrated supply chain
—	Cost effective — no margin stacking
—	Technical leverage — design engineering talent, proprietary IP and platforms

Connectivity
Component Solutions	—	Subsystem Solutions	—	System Solutions	| ——————— |	Software Solutions + V&V
RF Identification

Q4 2003 Operating Plan

1.	Integrate Colorado AMD Operation and Microelectronics Division into One, Focused Company |X|
•	Sales & Marketing
•	Finance
•	Administration
•	Technology
•	Operations

2.	Cash Flow Positive by Q4 FY’03 |X|
3.	Fill AMD Pipeline |X|
4.	Debt Restructure / Repurchase
5.	Reconfigure Board of Directors |X|
6.	Restructure AMD Lease
7.	Finalize Strategic Plan by Q4 FY’03 |X|
8.	Liquidate non strategic assets
9.	Execute, Execute, Execute!

Q1 2004 Operating Plan

1.	Profitable by Q1 ‘04
2.	Win 3 Key New OEM accounts
3.	Hire next level of right sales / technical staff
4.	Deliver All GN Resound Programs into Production
5.	Restructure Debt
6.	Restructure and Divest Properties:
•	Victoria, MN – Remortgage
•	Chanhassen, MN – Divest
•	Boulder, CO – Restructure Lease
8.	Investing in Infrastructure (CRM / SAP / Lean-flow)
9.	Identify offshore manufacturing solutions

Turning Technology to Your Advantage

HEI Markets

HEI served available markets are estimated at $1.9 Billion in 2003, growing to in $2.9 Billion in 2007

Turning Technology to Your Advantage

HEI Sales Growth & Market Share

HEI forecasts sales to increase from $38M in 2003 to $124M in 2007. HEI’s share of its served available markets is forecast to grow from 2% in 2003 to 4% in 2007

Turning Technology to Your Advantage

HEI Customers

Hearing	DSP Factory, GN Resound, Interton, Phonak, Siemens, Sonic Innovations

Broadband / RFID / High Freq.	Agilent, Bewator, British Aerospace, Chubb, Cray, Emcore, IBM, Lecroy, Picolight, Teserra, Triquint, Westinghouse

Medical	Abbott, Animas, Biosense Webster, Cameron Health, Cerner, Dupont, GE Medical Systems, Guidant, Johnson & Johnson, Medtronic, Philips Medical, Varian

Turning Technology to Your Advantage

HEI Revenue 2001 – 2004

Why HEI ?

•	Strong, experienced management team
•	Playing in robust, expanding markets
•	Achieving customer acquisition & growth by leveraging the benefits of a fully integrated HEI
•	Focused on profitable and sustainable growth
•	Costs under control
•	Selectively hiring and capitalizing to fuel growth
•	Offering real shareholder value